DEED OF RELEASE

HIGHLANDS PACIFIC LIMITED

RAMU NICKEL LIMITED

AND

NORD PACIFIC LIMITED

NORD AUSTRALEX NOMINEES (PNG)

LIMITED

Gadens Lawyers
Level 39
Central Plaza One
345 Queen Street
BRISBANE QLD 4000

Telephone: 3231-1666
Facsimile: 3229-5850

981690
FCH

DATED: 26 November, 1999

PARTIES

  HIGHLANDS PACIFIC LIMITED of Level 9, Pacific Place, Musgrave Street, Port Moresby, Papua New Guinea ("HPL").
  RAMU NICKEL LIMITED of Level 9, Pacific Place, Musgrave Street, Port Moresby, Papua New Guinea ("RNL").
  NORD PACIFIC LIMITED of Suite 1750, 201 Third Street NW, Albuquerque, New Mexico 87102 ("Nord Pacific")
  NORD AUSTRALEX NOMINEES (PNG) LIMITED of Level 2, Mogoru Motu Building, Champion Parade, Port Moresby ("Nord")

BACKGROUND

  RNL is a wholly owned subsidiary of HPL.
  Nord is a wholly owned subsidiary of Nord Pacific.
  RNL and Nord are parties to the Ramu Joint Venture.
  RNL issued the National Court Proceedings against Nord seeking certain orders in relation to the Ramu Joint Venture Agreement and contributions RNL claims Nord is liable to make to the costs of the Ramu Joint Venture.
  Nord is defending those proceedings.
  By the Sale Agreement, Nord has agreed to sell its interest in the Ramu Joint Venture to OMR, a wholly owned subsidiary of OML.
  OMR has agreed to make certain payments to RNL on behalf of Nord in exchange for RNL agreeing to release Nord and Nord Pacific from certain claims in relation to the Ramu Joint Venture.
  RNL, HPL, Nord Pacific and Nord have agreed to enter into this Deed of Release to record their agreement to release each other from certain claims and counterclaims in relation to the Ramu Joint Venture.

OPERATIVE PROVISIONS

20.     DEFINITIONS AND INTERPRETATION

20.1     In this Deed unless the context otherwise requires:

"Business Days" means all days on which the commercial banks in Port Moresby are open for business:

"Commencement of Commercial Production" means the last day of the calendar month in which for the first time:

(a)     the Refinery treats nickel and cobalt ore from the Special Mining Lease at an average daily rate over the month equivalent to 80% of the target rate set out in the Feasibility Study; and

(b)     the recovery rates for LME grade nickel cathode and cobalt product from the ore treated by the Refinery during that month are not less than 74% and 70% respectively.

"Completion" means the completion of the sale and purchase of the Sale Interest in accordance with clause 5 of the Sale Agreement.

"Financial Close" means the date upon which the lender or lenders under the Project Financing have given an irrevocable commitment in writing to provide the Project Financing, subject only to conditions precedent to drawdown imposed as a term of the Project Financing.

"Kina Equivalent" means, in respect of a particular US$ amount on a particular date, the amount of kina required to purchase that amount of US$ at the average of the US$/Kina exchange rate quoted by Australia and New Zealand Banking Group (PNG) Limited (or any successor or replacement bank) at the close of currency trading by that bank on each of the five Business Days prior to that date.

"National Court Proceedings" means the proceedings commenced on behalf of RNL in the National Court at Waigani in Papua New Guinea commenced by way of Originating Summons number OS 435/99 filed on 13 August 1999 and referred to in Recital D.

"OML" means Orogen Minerals Limited;

"OMR" means Orogen Minerals (Ramu) Limited, a wholly owned subsidiary of Orogen Minerals Limited;

"Payment One" means the payment of the Kina Equivalent of US$250,000 to be paid by OMR at Completion to RNL on behalf of Nord;

"Payment Two" means the payment of the Kina Equivalent of US$500,000 to be paid by OMR five Business Days after Financial Close to RNL on behalf of Nord;

"Payment Three" means the payment of the Kina Equivalent of US$500,000 at the Commencement of Commercial Production to be paid by OMR five Business Days after Commencement of Commercial Production to RNL on behalf of Nord;

"Project Financing" means the financing approved by the Operating Committee of the Ramu Joint Venture from time to time in accordance with the Joint Venture Agreement, and obtained by the participants in the Ramu Joint Venture for the purpose of implementing the Ramu Nickel Project (but for the avoidance of doubt does not include any finance obtained by a participant individually for such purpose or to finance payment or performance of its obligations under the Ramu Joint Venture Agreement);

"Ramu Joint Venture" means the unincorporated joint venture established by the Ramu Joint Venture Agreement;

"Ramu Joint Venture Agreement" means the agreement dated 17 November 1978 between Carpentaria Exploration Company Pty Ltd, Nord Exploration Company (Pty.) Limited and Eastern Pacific Mines Pty. Limited, as amended by a Deed of Variation dated 28 November 1986 between Carpentaria Exploration Company Pty Ltd, Nord Exploration Company (Pty.) Limited, Nord Australex Nominees (PNG) Pty Ltd and Eastern Pacific Mines Pty. Limited and by Agreement dated 14 May 1992 between Highlands Gold Properties Pty Limited, Nord Exploration Company (Pty.) Limited, Nord Australex Nominees (PNG) Pty Ltd and Eastern Pacific Mines Pty. Limited.

"Ramu Nickel Project" means the project to be established and undertaken by the Ramu Joint Venture involving:
      mining and processing the nickeliferous laterite ore body discovered within Exploration Licence 193 at Karumbukari, Madang Province in Papua New Guinea;
      subsequent beneficiation, transportation, treatment and refining of that ore;
      all processes associated with the above; and
      development and construction of all infrastructure and equipment required in connection with the above processes.

      "Related Entity" means ``related entity'' , in relation to a body corporate, means any of the following:

      (a)      a promoter of the body;

      (b)     a relative, or de facto spouse, of such a promoter;

      (c)     a relative of a spouse, or of a de facto spouse, of such a promoter;

      (d)     a director or member of the body or of a related body corporate;

      (e)     a relative, or de facto spouse, of such a director or member;

      (f)     a relative of a spouse, or of a de facto spouse, of such a director or member;

      (g)     a body corporate that is related to the first-mentioned body;

      (h)     a beneficiary under a trust of which the first-mentioned body is or has at any time been a trustee;

      (i)     a relative, or de facto spouse, of such a beneficiary;

      (j)     a relative of a spouse, or of a de facto spouse, of such a beneficiary;

      (k)     a body corporate one of whose directors is also a director of the first-mentioned body;

      (l)     a trustee of a trust under which a person is a beneficiary, where the person is a related entity of the first-mentioned body because of any other application or applications of this definition;

      "Sale Agreement" means the agreement dated on or about the date of this Deed under which Nord has agreed to sell and OMR has agreed to purchase the Sale Interest on the terms and conditions set out in that agreement.

      "Sale Interest" means the whole of Nord's right, title and interest in the Ramu Joint Venture, including, but not limited to, information, plans, specifications, designs and other intellectual property and an interest as a tenant in common in the Tenements;

      "Tenements" means Exploration Licences 193, 1178, 1226 and 1247.

      20.2     In this Deed unless the context otherwise requires:

      reference to a person includes any other entity recognised by law and vice versa;

      the singular includes the plural and vice versa;

      one gender includes every gender;

      reference to party includes their executors, administrators or permitted assigns or, being a company, its successors or permitted assigns;

      an agreement, representation or warranty on the part of two or more persons binds each and all of them;

      an agreement, representation or warranty in favour of two or more persons if for the benefit of each and all of them;

      clause headings are for reference purposes only;

      reference to an Item is a reference to an Item in the Schedule to this Deed.

      21.     CONDITION PRECEDENT

      This Deed is conditional upon Completion occurring under the Sale Agreement. If the Sale Agreement is terminated before it is completed, this Deed shall have no force or effect.

      22.     SALE AGREEMENT

      22.1     Pursuant to clause 3 of the Sale Agreement the purchase price for the Sale Interest consists of:

      payments OMR is required to make to Nord upon Completion, Financial Close and First Production, and the following payments OMR is required to make to RNL on Nord's behalf:
        upon Completion - Payment One;
        upon Financial Close - Payment Two; and
        upon First Production - Payment Three.

      22.2    Upon receipt by RNL of Payment One

      RNL and HPL release Nord and Nord Pacific from claims in the manner set out in clause 24 of this Deed.
      Nord Pacific and Nord hereby irrevocably assign to RNL its rights to receive from OMR the amounts of Payment Two and Payment Three pursuant to the Sale Agreement.

      22.3     In consideration for RNL waiving its pre-emptive rights under the Ramu Joint Venture Agreement and agreeing to release Nord and Nord Pacific in accordance with clause 24, Nord Pacific and Nord release HPL and RNL from all claims in the manner set out in clause 23.

      23.    RELEASE BY NORD PACIFIC AND NORD

      23.1     Subject to clause 4.2 below,

      Nord Pacific and Nord hereby release HPL and RNL, their officers, servants and agents from all actions, claims, demands, suits, liabilities, damages and costs no matter how the same arose and on every account which now exist or which would but for this Deed exist at the date of this Deed or connected to or arising from or incidental to:
        the Ramu Joint Venture;
        HPL's and RNL's participation in the Ramu Joint Venture, including as Operator of the Ramu Joint Venture;
        the Ramu Joint Venture Agreement; and
        the Ramu Nickel Project.
      Nord Pacific and Nord agree not to make any claim or demand or take or institute any proceedings against HPL or RNL in relation to any matter the subject of the release in clause 23.1(a) above.
      Nord Pacific shall indemnify and keep indemnified HPL and RNL in respect of:
        All claims that Nord Pacific or Nord had, or but for this Agreement, may have had against HPL and / or RNL; and
        All liability by HPL or RNL as a consequence of those claims.
      Nord Pacific and Nord covenant with HPL and RNL that this Deed may be pleaded by HPL and / or RNL as a bar to any action, suit or proceeding commenced at present or taken at any time in the future by Nord Pacific or Nord against HPL and / or RNL in any way connected with the Ramu Joint Venture.

      23.2     Nothing in clause 4.1 shall operate to release HPL or RNL from any liability to Nord or Nord Pacific or to prevent Nord or Nord Pacific or both of them from instituting any proceedings against HPL and / or RNL to the extent that either or both of Nord Pacific and Nord has any liability to any third party (other than a third party that is a Related Entity to Nord or Nord Pacific) arising howsoever out of any conduct of or act or omission by HPL or RNL in connection with the Ramu Joint Venture; their respective participation in the Ramu Joint Venture including as Operator of the Joint Venture; the Ramu Joint Venture Agreement and the Ramu Nickel Project.

      24.     RELEASE BY HPL AND RNL

      24.1     Subject to clause 5.2 below, upon receipt of Payment One:

      HPL and RNL hereby release Nord and Nord Pacific, their officers, servants and agents from all actions, claims, demands, suits, liabilities, damages and costs no matter how the same arose and on every account which now exist or which would but for this Deed exist at the date of this Deed or connected to or arising from or incidental to:
        the Ramu Joint Venture;
        Nord's and Nord Pacific's participation in the Ramu Joint Venture, including as Operator of the Ramu Joint Venture;
        the Ramu Joint Venture Agreement; and
        the Ramu Nickel Project.
      HPL and RNL agree not to make any claim or demand or take or institute any proceedings against Nord or Nord Pacific in relation to any matter the subject of the release in clause 5.1(a) above.
      HPL and RNL shall indemnify and keep indemnified Nord and Nord Pacific in respect of:
        All claims that HPL or RNL had, or but for this Agreement, may have had against Nord and / or Nord Pacific; and
        All liability by Nord or Nord Pacific as a consequence of those claims.
      HPL and RNL covenant with Nord and Nord Pacific that this Deed may be pleaded by Nord and / or Nord Pacific as a bar to any action, suit or proceeding commenced at present or taken at any time in the future by HPL or RNL against Nord and / or Nord Pacific in any way connected with the Ramu Joint Venture.
      RNL shall forthwith upon receipt of Payment One take all steps to ensure the National Court Proceedings are discontinued without costs to either party, and Nord shall formally endorse its consent to such discontinuance.

      24.2     Nothing in clause 5.1 shall operate to release Nord or Nord Pacific from any liability to HPL or RNL or to prevent HPL or RNL or both of them from instituting any proceedings against Nord and / or Nord Pacific to the extent that either or both of HPL and RNL has any liability to any third party (other than a third party that is a Related Entity to HPL and / or RNL) arising howsoever out of any conduct of or act or omission by Nord or Nord Pacific in connection with the Ramu Joint Venture; their respective participation in the Ramu Joint Venture including as Operator of the Joint Venture; the Ramu Joint Venture Agreement and the Ramu Nickel Project.

      25.     NO ADMISSION OF LIABILITY

      None of the parties admit any liability to the others in relation to Ramu Joint Venture or the Ramu Joint Venture Agreement.

      26.     REPRESENTATIONS & WARRANTIES

      Nord, Nord Pacific, HPL and RNL each represent and warrant that they:

      have been afforded the opportunity of seeking independent legal advice from a solicitor in relation to this Deed;
      have read and understood the contents of this Deed; and
      acknowledge that the execution of this Deed was not brought about in any way by a collateral representation of any of the other parties other than as is specified in this Deed.

      27.     CONFIDENTIALITY

      Except for disclosure required by law or the rules of any Stock Exchange on which any of the parties is listed, the parties to this Deed agree and undertake that they will not disclose the terms of this Deed to any other person except to their own legal and financial advisers.

      28.     BENEFIT OF DEED TO OML AND OMR

      The parties acknowledge that this Deed is also intended to benefit OML and OMR, and may be pleaded as a bar to any action, suit or proceeding commenced at present or taken at any time in the future by HPL or RNL in relation to the interest in the Ramu Joint Venture sold by Nord to OMR pursuant to the Sale Agreement, provided that OMR has made payments to HPL or RNL as required by the Sale Agreement.

      29.     ADMINISTRATIVE PROVISIONS

      29.1     Variation or amendment

      No variation, addition to, deletion from or cancellation of this Deed shall be effective unless in writing and signed by or on behalf of the parties.

      29.2     Notices

      Any notice, approval, request, demand or other communication ("Notice") to be given for the purposes of this Deed must be in writing and must be:
        served personally; or
        sent by ordinary or registered post - person to person mail (airmail if overseas) to the address of the party specified in this Deed (or such other address as that party notifies in writing); or
        sent by facsimile transmission to the facsimile number of that party specified in this Deed, (or such other facsimile number as that party notifies in writing).
      A Notice given:
        personally will be served on delivery;
        by post will be served seven days after posting;
        by facsimile transmission will be served on receipt of a transmission report by the machine from which the facsimile was sent indicating that the facsimile had been sent in its entirety to the facsimile number specified in this Deed or such other number as may have been notified by the receiving party. If the facsimile has not been completely transmitted by 5:00 pm (determined by reference to the time of day at the recipient's address) it will be deemed to have been served on the next day.

      29.3     Stamp Duty, Costs & Interest

      HPL and RNL must pay all stamp duty assessed on this Deed.
      Each party must bear its own legal and other costs and expenses arising from the National Court Proceedings.
      Each party must bear its own legal and other costs and expenses arising directly or indirectly with respect to the preparation, execution, completion and performance of this Deed or any related documentation.
      In the event that payment of Payments One, Two or Three are not made when due in accordance with the Sale Agreement and this Deed Nord Pacific and Nord shall pay compound interest on any overdue amounts at the rate for unsecured overdraft accommodation charged by HPL's principal commercial banker in PNG.

      29.4     Governing Law

      This Deed will be governed by the laws of the Independent State of Papua New Guinea. The parties submit to the non-exclusive jurisdiction of the courts of the Independent State of Papua New Guinea.

      29.5     Waiver

      The failure or omission of a party at any time to:

      enforce or require the strict observance of or compliance with any provision of this Deed; or
      exercise any election or discretion under this Deed,

      will not operate as a waiver of them or the rights of a party, whether express or implied, arising under this Deed.

      29.6     Further Assurance

      Each party must sign, execute and complete all additional documents which may be necessary to effect, perfect, or complete the provisions of this Deed and the transactions to which it relates.

      29.7     Severability

      If any part of this Deed is or becomes illegal, invalid or unenforceable in any relevant jurisdiction, the legality, validity or enforceability of the remainder of the Deed will not be affected and this Deed will be read as if the part had been deleted in that jurisdiction only.

      29.8     Entire Understanding

      This Deed contains the entire understanding and agreement between the parties as to the subject matter of this Deed.
      All previous negotiations, understandings, representations, warranties, memoranda or commitments in relation to, or in any way affecting, the subject matter of this Deed are merged in and superseded by this Deed and will be of no force or effect and no party will be liable to any other party in respect of those matters.
      No oral explanation or information provided by any party to another will affect the meaning or interpretation of this Deed or constitute any collateral agreement, warranty or understanding between any of the parties.

29.9     No Merger

The obligations contained in this Deed will continue until satisfied in full.

29.10     Execution by Counterparts

This Deed may consist of one or more counterpart copies and all counterparts will, when taken together, constitute the one document.

EXECUTED as a Deed.

THE COMMON SEAL of HIGHLANDS PACIFIC LIMITED was duly affixed to this document by authority of its board of directors in the presence of:

M A Egert
Signature of secretary

M A Egert
Name of secretary - please print

) ) ) ) )	Ian R Holzberger Signature of director Ian R Holzberger Name of director - please print

THE COMMON SEAL of RAMU NICKEL LIMITED was duly affixed to this document by authority of its board of directors in the presence of:

M A Egert
Signature of secretary

M A Egert
Name of secretary - please print

) ) ) ) )	Ian R Holzberger Signature of director Ian R Holzberger Name of director - please print

SIGNED, SEALED AND DELIVERED for and on behalf of NORD PACIFIC LIMITED by its duly authorised officer

_____________________________
in the presence of:

Patricia D Solano
Signature of witness

Patricia D Solano
Name of witness - please print

604 Tyler Rd NW
Albuquerque NM 87107 USA
Address of witness

) ) ) )	W Pierce Carson Signature of authorised officer W Pierce Carson Name of authorised officer - please print President & CEO _______________________________ Position of authorised officer

THE COMMON SEAL of NORD AUSTRALEX NOMINEES (PNG) LIMITED was duly affixed to this document by authority of its board of directors in the presence of:

Ray W Jenner
Signature of secretary

Ray W Jenner
Name of secretary - please print

) ) ) ) )	W Pierce Carson Signature of director W Pierce Carson Name of director - please print